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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:


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Q&A'S POSTED ON EL PASO'S STRAIGHT TALK INTRANET WEBSITE ON JUNE 5, 2003.
The following Q&As were posted on El Paso's Straight Talk Intranet Website on June 5, 2003.
Each Q&A contains a link to the legends, "CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS" and "ADDITIONAL IMPORTANT INFORMATION", as provided here below.

Straight Talk, Shareholder Meeting Q&As

ON MAY 29, I RECEIVED THE COMPANY EMAIL WITH INSTRUCTIONS FOR HOW TO VOTE MY SHARES IN CONNECTION WITH THE ANNUAL SHAREHOLDERS' MEETING. CAN YOU CLARIFY WHAT I SHOULD DO IF I'VE ALREADY MAILED IN BOTH WHITE AND BLUE PROXY CARDS? I WANT TO VOTE FOR MANAGEMENT.

In a proxy contest, only your latest dated proxy card counts toward the vote. Therefore, your return of a blue proxy card may have eliminated your vote in support of management--even if it reflects votes against proposals by Zilkha/Wyatt. If you have previously signed, dated, and returned white and blue proxy cards for any of the accounts in which you have shares, you can ensure your vote counts for management by signing, dating, and returning another white proxy card for those accounts dated later than the proxy cards you've previously mailed.

Do not return any blue proxy cards if you wish to vote for the El Paso Board of Directors.

If you have any more questions about the proxy solicitation or need additional white proxy cards, please contact MacKenzie Partners, Inc. toll-free at (800) 322-2885 or via email at proxy@mackenziepartners.com.

IF I DO NOT MAIL IN A PROXY CARD, WILL MY EL PASO SHARES BE VOTED FOR OUR MANAGEMENT AUTOMATICALLY?

No. If you do not mail in a proxy card to vote your El Paso shares, your shares will not be voted. You must date, sign, and return a white proxy card for each of the accounts you hold shares in if you wish to vote for El Paso's management.

WHY ARE THERE 12 MEMBERS ON EL PASO'S CURRENT BOARD AND ONLY NINE MEMBERS ON ZILKHA'S PROPOSED BOARD?

Our current 12-member board of directors provides the continuity and strong corporate governance that El Paso needs in today's business environment. To further strengthen our corporate governance, we engaged a search firm last October to find additional highly qualified directors for El Paso's board. The search resulted in the addition of four new directors with outstanding energy industry backgrounds to our board. We believe El Paso has the right board to lead our company into the future.

We at El Paso cannot speak to the rationale behind the number of proposed designees on the Zilkha/Wyatt slate.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, our ability to attract and retain qualified members of the Board of Directors; the successful recruitment and retention of a qualified CEO; the successful implementation of the 2003 operational and financial plan; the successful implementation of the settlement related to the Western Energy Crisis; material and adverse impacts from our proxy contest with Selim Zilkha/Oscar Wyatt; actions by the credit rating agencies; the successful close of financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

ADDITIONAL IMPORTANT INFORMATION

On May 12, 2003, El Paso Corporation began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read El Paso's proxy statement as it contains important information.

Shareholders may obtain an additional copy of El Paso's definitive proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, P.O. Box 2511, Houston, TX 77252. In addition, copies of El Paso's proxy materials may be requested by contacting El Paso's proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in El Paso's definitive proxy statement.